VESSELS AND EQUIPMENT, NET	6 Months Ended
Jun. 30, 2020
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET	VESSELS AND EQUIPMENT, NET
Movements in the six months ended June 30, 2020 summarized as follows:

(in thousands of $)	Cost	Accumulated Depreciation	Vessels and Equipment, net
Balance at December 31, 2019	1,867,873	(463,168)	1,404,705
Depreciation	—	(36,072)	(36,072)
Capitalized costs	32,119	—	32,119
Vessel disposals	(7,362)	3,963	(3,399)
Impairment loss	(137,946)	57,666	(80,280)
Balance at June 30, 2020	1,754,684	(437,611)	1,317,073

The Company capitalized costs of $32.1 million related to exhaust gas cleaning systems ("EGCS" or "scrubbers") and ballast water treatment systems ("BWTS") installed on ten vessels during the six months ended June 30, 2020.

During the six months ended June 30, 2020, the Company disposed of four offshore support vessels (Sea Cheetah, Sea Jaguar, Sea Halibut and Sea Pike). A net gain of $0.9 million was recorded arising from the disposal of these vessels. Refer to Note 2: Gain on sale of assets and termination of charters.

An impairment charge of $80.3 million was recorded in the six months ended June 30, 2020 against the carrying value of seven Handysize bulk carriers (six months ended June 30, 2019: $0.0 million). The impairment charge arose in the six months ended June 30, 2020 as a result of revised future cashflow estimates following uncertainty over future demand combined with negative implications for global trade of dry bulk commodities as a result of the COVID-19 outbreak.